Offerings - Offering: 1	Sep. 23, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Class A Common Stock
Amount Registered | shares	9,000,000
Proposed Maximum Offering Price per Unit	0.02
Maximum Aggregate Offering Price	$ 180,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 27.56